                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


       Date of Report (Date of earliest event reported): FEBRUARY 11, 1998



                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



          MARYLAND                      1-12672                   77-0404318
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
      of incorporation)                                      identification no.)


           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (408) 983-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         This Current Report on Form 8-K of Bay Apartment Communities, Inc. (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are statements that involve risks and uncertainties, including, but not limited to, the demand for apartment homes, the effects of economic conditions, the impact of competition and competitive pricing, changes in construction costs, the results of financing efforts, potential acquisitions under agreement, the effects of the Company's accounting policies and other risks detailed in the Company's filings with the Securities and Exchange Commission (the "Commission").

PROPERTY ACQUISITIONS

         From February 11, 1998 through March 2, 1998, the Company acquired two properties for an aggregate purchase price of approximately $40.1 million. Following these acquisitions, the Company's portfolio consists of 59 communities containing 16,669 apartment homes, including homes delivered at Toscana, a partially developed community, and five land sites on which it is building five communities which will contain an aggregate of approximately 1,288 apartment homes, including the remaining apartment homes under construction at Toscana. In addition, the Company owns one land site in the San Francisco Bay Area for future development. The recently acquired properties are described below. Except as noted below, substantially all of the purchase price for each acquired property was funded by drawing on the Company's $350 million unsecured acquisition and construction line of credit from Union Bank of Switzerland and other participating banks (the "Unsecured Credit Facility"). The Unsecured Credit Facility bears interest at the London Interbank Offered Rate (based on a maturity selected by the Company) plus 0.90% per annum and matures in May 2000. Neither the Company, any subsidiary of the Company nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

         LAGUNA BRISAS. On February 11, 1998, the Company acquired a 176 apartment home community located in Laguna Niguel, California. This community was purchased from 3150 Corporation for approximately $17.2 million. As part of the purchase price, the Company assumed approximately $10.4 million in variable rate tax-exempt bond indebtedness with a current weighted average interest rate of approximately 5.17%. The Company has planned a reconstruction program at this community, which will include the replacement of roofs and damaged exterior wood, waterproofing of entryways and decks, drainage improvements, expansion and upgrading of recreation and leasing facilities and an upgrade of the community's landscaping. The Company intends to upgrade the interiors in approximately half of the apartment homes, including painting and installing new countertops, light fixtures, carpet and vinyl flooring. The Company also intends to complete the renovation of approximately 56 apartment homes previously initiated by the prior owners.

         CABRILLO SQUARE. On March 2, 1998, the Company purchased a 293 apartment home community located in San Diego, California from Ninth & A Partnership, the Anne L. Evans Trust, and Anne L. Evans for approximately
$22.9 million. The Company plans to undertake a repositioning program at this community, which will include the replacement of the roof and air conditioning and heating units, and repairs to decks, exterior windows, the parking garage and the building elevator. In addition, the Company plans to upgrade the community's interior hallways, recreational and leasing facilities, outside lighting and building exterior.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements under Rule 3-14 of Regulation S-X


(b)   Pro Forma Financial Statements


(c)   Exhibits

      23.1 Consent of Coopers & Lybrand L.L.P., Independent Accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                  BAY APARTMENT COMMUNITIES, INC.



Dated: March 27, 1998             By: /s/ Jeffrey B. Van Horn
                                      ------------------------------------------
                                  Name: Jeffrey B. Van Horn
                                  Title: Vice President, Chief Financial Officer
                                         and Secretary

                       REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Laguna Brisas Apartments, Laguna Niguel, California, (the Property) for the period March 7, 1997 to November 30, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Laguna Brisas Apartments, Laguna Niguel, California, for the period March 7, 1997 to November 30, 1997, in conformity with generally accepted accounting principles.


                                     /s/  COOPERS & LYBRAND L.L.P.

San Francisco, California
December 16, 1997


129759/3                              F-1

                            LAGUNA BRISAS APARTMENTS

                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
               for the period March 7, 1997 to November 30, 1997

                                  -----------



Revenues:
   Rental income                                       $1,106,769
   Other                                                   53,403
                                                       ----------
                                                        1,160,172
                                                       ----------

Direct operating expenses:
   On-site management and administration                  156,525
   Real property tax                                       78,089
   Utilities                                              100,744
   Repairs and maintenance                                 97,829
   Other                                                   62,082
                                                       ----------
                                                          495,269
                                                       ----------

                  Revenue in excess of direct
                     operating expenses                $  664,903
                                                       ==========



                      The accompanying note is an integral
                        part of this Historical Summary.

                            LAGUNA BRISAS APARTMENTS

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                                  -----------


A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Laguna Brisas Apartments, located in Laguna Niguel, California with 176 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

     The period of operations included in the Historical Summary of Revenues and Direct Operating Expenses has been limited to the period March 7, 1997 to November 30, 1997 due to the unavailability of financial records prior to March 7, 1997, the date upon which the current owner purchased the property.

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
Bay Apartment Communities, Inc.:

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses (the Historical Summary) of Cabrillo Square, San Diego, California, (the Property) for the year ended December 31, 1997. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note A, and is not intended to be a complete presentation of the Property's revenues and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note A, of Cabrillo Square, San Diego, California, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                     /s/  COOPERS & LYBRAND L.L.P.

San Francisco, California
February 12, 1998

029849/2                             F-4

                                CABRILLO SQUARE

                       HISTORICAL SUMMARY OF REVENUES AND
                           DIRECT OPERATING EXPENSES
                      for the year ended December 31, 1997

                                  -----------



Revenues:
   Rental income                                       $2,575,095
   Other                                                   79,474
                                                       ----------
                                                        2,654,569
                                                       ----------

Direct operating expenses:
   On-site management and administration                  723,729
   Real property tax                                      100,948
   Utilities                                              151,332
   Repairs and maintenance                                392,081
   Other                                                   41,183
                                                       ----------
                                                        1,409,273
                                                       ----------

                  Revenue in excess of direct
                     operating expenses                $1,245,296
                                                       ==========



                      The accompanying note is an integral
                        part of this Historical Summary.

                                CABRILLO SQUARE

                     NOTE TO HISTORICAL SUMMARY OF REVENUES
                         AND DIRECT OPERATING EXPENSES

                                  -----------



A.   PROPERTY AND BASIS OF ACCOUNTING:

     The accompanying Historical Summary of Revenues and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Cabrillo Square, an apartment community, located in San Diego, California with 293 apartment homes.

     In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees, and income taxes.

     Rental income attributable to residential leases is recorded when due from tenants.

                         BAY APARTMENT COMMUNITIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                    Acquisition
                                       Historical   Communities    Pro Forma
                                       ----------   -----------    ---------
Assets:

   Real estate assets:
   Land                                 $152,277      $3,424 A     $155,701
   Buildings and improvements            511,583      34,763 A      546,346
   Furniture, fixtures & equipment        35,542       1,931 A       37,473
                                        --------     -------       --------
                                         699,402      40,118        739,520
   Less:   accumulated depreciation      (52,554)          0        (52,554)
                                        --------     -------       --------
   Operating real estate assets          646,848      40,118        686,966

   Construction in progress               50,945           0         50,945
                                        --------     -------       --------
            Net real estate assets       697,793      40,118        737,911

   Cash & cash equivalents                   920           0            920
   Restricted cash                           960           0            960
   Other assets, net                      12,236           0         12,236
                                        --------     -------       --------
                      Total Assets      $711,909     $40,118       $752,027
                                        ========     =======       ========

Liabilities and Shareholders' Equity:
   Liabilities:
   Notes payable                        $273,688      40,118 B     $313,806
   Accounts payable and accrued
     expenses                              5,450           0          5,450
   Dividends payable                       8,939           0          8,939
   Other liabilities                       4,553           0          4,553
                                        --------     -------       --------
                  Total Liabilties       292,630      40,118        332,748

   Minority interest                       7,002           0          7,002

   Shareholders' Equity:
   Preferred stock                            27           0             27
   Common stock                              190           0            190
   Paid in capital                       435,723           0        435,723
   Dividends in excess of accumulated
     earnings                            (23,663)          0        (23,663)
                                        --------     -------       --------
         Total Shareholders Equity       412,277           0        412,277
                                        --------     -------       --------
     Total Liabilities and
         Shareholders Equity            $711,909     $40,118       $752,027
                                        ========     =======       ========

                         BAY APARTMENT COMMUNITIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                 Acquisition
                                     Historical  Communities     Pro Forma
                                     ----------  -----------     ---------
   Revenue:
     Rental                             $80,377      $3,682 C      $84,059
     Other                                2,216         133 C        2,349
                                     ----------      ------     ----------
                   Total revenue         82,593       3,815         86,408
                                     ----------      ------     ----------
   Expenses:
     Property operating                  18,924       1,622 D       20,546
     Property taxes                       6,353         179 D        6,532
     General and administrative           3,895         103 D        3,998
     Interest and financing              14,276       1,917 E       16,193
     Depreciation and amortization       18,689       1,264 F       19,953
                                     ----------      ------     ----------
       Total expenses                    62,137       5,085         67,222
                                     ----------      ------     ----------
     Income before minority interest
       and extraordinary item            20,456      (1,270)        19,186

       Minority interest                   (319)          -           (319)
                                     ----------      ------     ----------
     Income before extraordinary item    20,137      (1,270)        18,867

            Extraordinary item             (511)          -           (511)
                                     ----------      ------     ----------
     Net income                          19,626      (1,270)        18,356

       Preferred dividend requirement    (4,264)          0        (4,264)
                                     ----------      ------     ----------
     Earnings available to common
       shares                           $15,362     ($1,270)       $14,092
                                     ==========      ======     ==========

     Weighted average shares
       outstanding                   15,126,242                 15,126,242
                                     ==========                 ==========
     Per share                            $1.02                      $0.93
                                     ==========                 ==========

1.  BASIS OF PRESENTATION:

The pro forma financial statements of Bay Apartment Communities, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet has been prepared as if the acquisition of two apartment communities during the period February 11, 1998 through March 2, 1998 (the "Acquisition Communities"), had occurred on December 31, 1996. The pro forma consolidated statement of operations for the twelve months ended December 31, 1996, has been prepared as if the acquisition of Cabrillo Square Apartments had occurred on January 1, 1996, and contains pro forma adjustments to reflect the partial year of operations (March 7, 1997 through November 30, 1997) which were available to be audited for Laguna Brisas Apartments. Financial records for the Laguna Brisas Apartments were unavailable for the period prior to March 7, 1997. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

2.  PRO FORMA ADJUSTMENTS:

A - Additional real estate assets are attributable to the Acquisition
    Communities which consist of the following acquisitions (000's):

               Laguna Brisas, Laguna Niguel, CA              $ 17,218
               Cabrillo Square, San Diego, CA                  22,900
                                                            ---------
                                                             $ 40,118

B - Increase in notes payable is attributable to assumption of a note collateralized by the Laguna Brisas property in the amount of $10,400 and an additional $29,718 cash drawn from the Credit Facility, used to complete the purchase of the Acquisition Communities.

C - Additional rental and other revenue is attributable to a full year of operations for Cabrillo Square Apartments and a partial year (March 7 through November 30, 1997) of operations for Laguna Brisas Apartments.

D - Additional property operating expense, property tax expense, and general and administrative expense are attributable to a full year of operations for Cabrillo Square Apartments and a partial year (March 7 through November 30,
    1997) of operations for Laguna Brisas Apartments.

E - Additional interest and financing expense is attributable to the interest incurred on incremental funds borrowed on the Credit Facility and the assumed note payable collateralized by Laguna Brisas Apartments. Additional interest related to Laguna Brisas reflects a partial year of ownership.

F - Depreciation expense attributable to the Acquisition Communities has been computed using the straight-line method over 30 years for buildings and 7 years for furniture, fixtures and equipment. Additional depreciation expense attributable to Laguna Brisas Apartments reflects a partial year of ownership of the property.